                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                                 PNC BANK CORP.
           ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 1999

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Thomas R. Moore and Karen M. Barrett, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

And such persons hereby ratify and confirm all that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this 17th day of February, 2000.

Name/Signature                                      Capacity
---------------------------------------             -------------------------------------------

/s/ Thomas H. O'Brien                               Chairman, Chief Executive Officer
---------------------------------------               and Director
Thomas H. O'Brien

/s/ Paul W. Chellgren                               Director
---------------------------------------
Paul W. Chellgren

/s/ Robert N. Clay                                  Director
---------------------------------------
Robert N. Clay

/s/ George A. Davidson, Jr.                         Director
---------------------------------------
George A. Davidson, Jr.

/s/ Walter E. Gregg, Jr.                            Vice Chairman and Director
---------------------------------------
Walter E. Gregg, Jr.

/s/ Robert L. Haunschild                            Senior Vice President
---------------------------------------               and Chief Financial Officer
Robert L. Haunschild

/s/ Bruce C. Lindsay                                Director
---------------------------------------
Bruce C. Lindsay

/s/ W. Craig McClelland                             Director
---------------------------------------
W. Craig McClelland

/s/ Samuel R. Patterson                             Controller
---------------------------------------
Samuel R. Patterson

/s/ Jane G. Pepper                                  Director
---------------------------------------
Jane G. Pepper

/s/ Jackson H. Randolph                             Director
---------------------------------------
Jackson H. Randolph

/s/ James E. Rohr                                   President, Chief Operating Officer
---------------------------------------               and Director
James E. Rohr

/s/ Roderic H. Ross                                 Director
---------------------------------------
Roderic H. Ross

/s/ Richard P. Simmons                              Director
---------------------------------------
Richard P. Simmons

/s/ Thomas J. Usher                                 Director
---------------------------------------
Thomas J. Usher

/s/ Milton A. Washington                            Director
---------------------------------------
Milton A. Washington

/s/ Helge H. Wehmeier                               Director
---------------------------------------
Helge H. Wehmeier

                                POWER OF ATTORNEY

                                 PNC BANK CORP.
           ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 1999


KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Thomas R. Moore and Karen M. Barrett, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

And such person hereby ratifies and confirms all that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following person in the capacity indicated as of this 17th day of February, 2000.


Name/Signature                                  Capacity
---------------------------------------         -------------------------------

/s/ David F. Girard-diCarlo                     Director
---------------------------------------
David F. Girard-diCarlo

                                POWER OF ATTORNEY

                                 PNC BANK CORP.
           ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 1999


KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Thomas R. Moore and Karen M. Barrett, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

And such person hereby ratifies and confirms all that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following person in the capacity indicated as of this 17th day of February, 2000.


Name/Signature                                  Capacity
---------------------------------------         ------------------------------

/s/ William R. Johnson                          Director
---------------------------------------
William R. Johnson